UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

SEMIANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021 through November 30, 2021, as provided by portfolio managers Charles French and Yuko Takano of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended November 30, 2021, the BNY Mellon Sustainable U.S. Equity Fund Inc.’s Class A shares produced a total return of 12.19%, Class C shares returned 11.79%, Class I shares returned 12.30%, Class Y shares returned 12.35% and Class Z shares returned 12.32%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 9.38% for the same period.2

U.S. stocks rose during the reporting period, supported by an environment of economic growth and strong corporate financial results. The fund outperformed the Index due in part to stock selection in the materials, consumer staples and communications services sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund invests in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in stocks of companies in emerging-market countries that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress toward, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

COVID-19 and Central Bank Activity Drive Markets

U.S. stocks gained moderate ground during July and August 2021 on underlying economic growth, strong corporate financial results, and continued monetary and fiscal stimulus. Value-oriented stocks, which had briefly led the market earlier in 2021, lagged their growth-oriented counterparts as the information technology sector led the market’s advance. Most other sectors produced positive returns as well, with the exception of energy, which lagged as commodity prices dipped. However, mounting inflationary pressures and concerns about the persistence of the COVID-19 pandemic dampened the market’s risk-on sentiment as investor kept a wary eye on prospects for a less accommodative policy position from the Federal Reserve (Fed).

Expectations rose in September that the Fed would begin scaling back its asset-buying, “quantitative easing” program in November and complete the process in 2022 before moving to raise interest rates. Stocks moved broadly lower in response, with the Index giving up most of its earlier gains. Not surprisingly, traditionally defense and value-oriented shares tended to weather the downturn better than growth and momentum issues, but almost all sectors lost some ground. Energy was again the exception, rising sharply on resurgent petroleum prices. October brought a return of risk-on sentiment prompted by better-than-expected earnings reports and indications that investor confidence remained strong. Technology and growth stocks once again led the market’s rise, with broadly positive trends continuing to predominate for much of November. However, during the final week of the period, the rapid spread of yet another COVID-19 variant, Omicron, once again caused markets to retreat. Nevertheless, the Index ended the period with a meaningful gain, with information technology shares outperforming. Value-oriented stocks significantly underperformed, as evidenced by the −0.85% six-month return posted by the S&P 500® Value Index.

Positive Selection and Allocation Decisions Drive Fund Performance

The fund outperformed its benchmark during the period, bolstered by strong stock selection in materials, consumer staples and communication services. From an allocation perspective, overweight exposure to information technology proved beneficial, as did an underweight to industrials.

Top holdings included chemical producer Albemarle and financial management software developer Intuit. Albemarle rose on the strength of its Lithium segment, which benefited from expectations for strong growth in electric vehicle sales and the Biden administration’s ambitious green energy targets for the United States. The company’s latest quarterly report, issued in November, encouraged the market with better-than-expected earnings and upgraded guidance for the year. Intuit performed well as investors continued to take encouragement from the growth profile of the business. With two strong franchises in the Consumer and Small Business markets, the company has multiple levers for growth, and management boasts a strong track record on execution. In addition to delivering positive sets of quarterly results across its lines of business, the company announced the acquisition of online marketing business Mailchimp, a strategic positive in terms of accelerating growth potential.

Conversely, stock picking weighed on the fund’s relative returns in the information technology, health care and consumer discretionary sectors. Lack of exposure to sizeable Index constituents NVIDIA and Tesla headed the list of the portfolio’s most significant detractors as both companies’ respective share prices surged. Among holdings, shares in fintech firm Fidelity National Information Services declined as the company’s second-quarter results failed to meet lofty market expectations.

Maintaining Our Investment Focus in the Face of Uncertainty

We believe the U.S. equity market would be most likely to continue its current trend of outperformance should inflationary pressures prove to be temporary. Given the composition of the market—with information technology as its largest sector, led by well-known, mega-cap companies—falling or sustainably low Treasury yields tend to support further gains. Conversely, a higher structural inflationary outlook could lead to potentially different

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

outcomes, possibly weakening the U.S. dollar, proving helpful to some emerging markets, and all else equal, boosting sectors such as banks and basic materials.

The emergence of new coronavirus strains has clouded the outlook somewhat. It is entirely possible that markets may suffer a hangover from the robust performance of some cyclical sectors in 2021 should underlying economic recovery be delayed. This scenario is likely to be positive for the U.S. dollar and favor domestic sectors. It would also be supportive for Treasury securities and provide a tailwind for the ‘stay-at-home’ stocks, those companies benefiting from lockdown-style conditions by providing goods and services online. On the other hand, if the world is able to accelerate away from the pandemic in 2022, and economic recovery follows (possibly followed by more persistent inflation), this could be followed by a weaker dollar and the potential for stronger returns from other markets. The valuation premium on U.S. equities can be justified, given liquidity and the structural growth characteristics of technology in particular, but could prove to be a temporary vulnerability in a certain type of recovery scenario.

Given such short-term uncertainties, we continue to manage the fund very much in line with our thematic and fundamental views—an approach that we believe will serve our investors well over the longer term. Our primary focus remains on seeking out sustainable investment opportunities positioned to manage the potential dynamic tension between the three vectors of financial returns, social consequences and environmental impacts.

December 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Socially responsible portfolios can limit the number of investment opportunities available to the portfolio which may produce more modest gains than portfolios that are not subject to such special investment considerations.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.05	$9.03	$3.73	$3.57	$3.89
Ending value (after expenses)	$1,121.90	$1,117.90	$1,123.00	$1,123.50	$1,123.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.81	$8.59	$3.55	$3.40	$3.70
Ending value (after expenses)	$1,020.31	$1,016.55	$1,021.56	$1,021.71	$1,021.41
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .67% for Class Y and .73% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.3%
Banks - 7.6%
Citigroup	197,734		12,595,656
First Republic Bank	77,910		16,334,611
JPMorgan Chase & Co.	93,772		14,893,807
			43,824,074
Capital Goods - 1.8%
Ferguson	67,004		10,183,146
Consumer Durables & Apparel - 6.0%
Lennar, Cl. A	147,835		15,530,067
NIKE, Cl. B	109,826		18,586,952
			34,117,019
Diversified Financials - 2.6%
The Goldman Sachs Group	39,055		14,879,564
Food & Staples Retailing - 2.8%
Costco Wholesale	29,718		16,029,295
Food, Beverage & Tobacco - 2.8%
Beyond Meat	11,268	[a]	791,690
PepsiCo	96,257		15,379,944
			16,171,634
Health Care Equipment & Services - 7.9%
Abbott Laboratories	135,617		17,056,550
Medtronic	136,629		14,578,314
The Cooper Companies	35,803		13,478,755
			45,113,619
Materials - 5.0%
Albemarle	64,316		17,139,571
Ecolab	50,871		11,266,400
			28,405,971
Media & Entertainment - 4.8%
Alphabet, Cl. A	9,671	[a]	27,445,814
Pharmaceuticals Biotechnology & Life Sciences - 1.5%
Merck & Co.	113,424		8,496,592
Retailing - 10.8%
Amazon.com	9,845	[a]	34,527,104
Dollar General	51,628		11,425,276
eBay	238,111		16,062,968
			62,015,348
Semiconductors & Semiconductor Equipment - 6.8%
Applied Materials	102,040		15,019,267
Qualcomm	57,411		10,366,130
Texas Instruments	70,056		13,476,673
			38,862,070

Description		Shares		Value ($)
Common Stocks - 98.3% (continued)
Software & Services - 22.7%
Accenture, Cl. A		69,968		25,006,563
Fidelity National Information Services		74,273		7,761,529
Intuit		33,111		21,598,305
Mastercard, Cl. A		41,456		13,055,324
Microsoft		128,291		42,411,722
salesforce.com		70,677	[a]	20,140,118
				129,973,561
Technology Hardware & Equipment - 10.0%
Apple		267,140		44,158,242
TE Connectivity		87,311		13,439,782
				57,598,024
Telecommunication Services - .9%
Verizon Communications		104,886		5,272,619
Transportation - 1.7%
Norfolk Southern		37,864		10,044,183
Utilities - 2.6%
CMS Energy		96,040		5,651,954
Eversource Energy		111,268		9,154,018
				14,805,972
Total Common Stocks (cost $316,418,084)				563,238,505
	1-Day Yield (%)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,026,188)	0.06	10,026,188	[b]	10,026,188
Total Investments (cost $326,444,272)		100.1%		573,264,693
Liabilities, Less Cash and Receivables		(.1%)		(496,080)
Net Assets		100.0%		572,768,613

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	39.5
Consumer Discretionary	16.8
Financials	10.2
Health Care	9.4
Communication Services	5.7
Consumer Staples	5.6
Materials	5.0
Industrials	3.5
Utilities	2.6
Investment Companies	1.8
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/21($)	Purchases($)†	Sales ($)	Value 11/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	12,931,759	27,712,614	(30,618,185)	10,026,188	1.8	2,556

†  Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	316,418,084	563,238,505
Affiliated issuers	10,026,188	10,026,188
Dividends receivable		302,487
Receivable for shares of Common Stock subscribed		49,132
Prepaid expenses		47,021
		573,663,333
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		330,051
Payable for shares of Common Stock redeemed		475,565
Directors’ fees and expenses payable		14,627
Other accrued expenses		74,477
		894,720
Net Assets ($)		572,768,613
Composition of Net Assets ($):
Paid-in capital		293,839,984
Total distributable earnings (loss)		278,928,629
Net Assets ($)		572,768,613

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	47,305,164	2,222,634	89,253,605	31,510,471	402,476,739
Shares Outstanding	2,435,436	137,022	4,464,840	1,567,418	20,066,498
Net Asset Value Per Share ($)	19.42	16.22	19.99	20.10	20.06

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,902,811
Affiliated issuers	2,556
Total Income	2,905,367
Expenses:
Management fee—Note 3(a)	1,660,823
Shareholder servicing costs—Note 3(c)	235,764
Professional fees	60,811
Registration fees	44,208
Directors’ fees and expenses—Note 3(d)	23,468
Prospectus and shareholders’ reports	11,118
Distribution fees—Note 3(b)	7,295
Chief Compliance Officer fees—Note 3(c)	7,077
Custodian fees—Note 3(c)	5,626
Loan commitment fees—Note 2	5,156
Miscellaneous	12,868
Total Expenses	2,074,214
Less—reduction in expenses due to undertaking—Note 3(a)	(5,377)
Net Expenses	2,068,837
Investment Income—Net	836,530
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,493,347
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	53,280,638
Net Realized and Unrealized Gain (Loss) on Investments	61,773,985
Net Increase in Net Assets Resulting from Operations	62,610,515

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations ($):
Investment income—net	836,530	3,197,494
Net realized gain (loss) on investments	8,493,347	21,095,985
Net change in unrealized appreciation (depreciation) on investments	53,280,638	107,182,352
Net Increase (Decrease) in Net Assets Resulting from Operations	62,610,515	131,475,831
Distributions ($):
Distributions to shareholders:
Class A	-	(1,229,834)
Class C	-	(51,123)
Class I	-	(1,623,613)
Class Y	-	(20,320)
Class Z	-	(10,473,433)
Total Distributions	-	(13,398,323)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,199,703	7,165,902
Class C	348,566	506,856
Class I	20,834,984	44,146,389
Class Y	378,341	26,332,769
Class Z	942,652	2,813,645
Distributions reinvested:
Class A	-	1,145,376
Class C	-	51,123
Class I	-	1,046,740
Class Y	-	836
Class Z	-	10,028,309
Cost of shares redeemed:
Class A	(4,127,694)	(6,455,583)
Class C	(62,335)	(1,712,920)
Class I	(9,220,619)	(24,685,952)
Class Y	(190,693)	(4,823)
Class Z	(9,100,249)	(24,247,665)
Increase (Decrease) in Net Assets from Capital Stock Transactions	2,002,656	36,131,002
Total Increase (Decrease) in Net Assets	64,613,171	154,208,510
Net Assets ($):
Beginning of Period	508,155,442	353,946,932
End of Period	572,768,613	508,155,442

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	118,187	461,681
Shares issued for distributions reinvested	-	74,423
Shares redeemed	(218,321)	(405,463)
Net Increase (Decrease) in Shares Outstanding	(100,134)	130,641
Class Ca
Shares sold	21,528	37,011
Shares issued for distributions reinvested	-	3,948
Shares redeemed	(4,099)	(135,301)
Net Increase (Decrease) in Shares Outstanding	17,429	(94,342)
Class Ib
Shares sold	1,084,683	2,707,944
Shares issued for distributions reinvested	-	66,249
Shares redeemed	(478,981)	(1,549,127)
Net Increase (Decrease) in Shares Outstanding	605,702	1,225,066
Class Yb
Shares sold	19,317	1,543,115
Shares issued for distributions reinvested	-	53
Shares redeemed	(10,011)	(284)
Net Increase (Decrease) in Shares Outstanding	9,306	1,542,884
Class Z
Shares sold	48,582	172,773
Shares issued for distributions reinvested	-	632,302
Shares redeemed	(473,119)	(1,527,373)
Net Increase (Decrease) in Shares Outstanding	(424,537)	(722,298)

[a]	During the period ended May 31, 2021, 703 Class C shares representing $8,667 were automatically converted to 592 Class A shares.
[b]	During the period ended November 30, 2021, 1,300 Class I shares representing $24,492 were exchanged for 1,292 Class Y shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	November 30, 2021	Year Ended May 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.31	13.04	11.39	10.94	13.26	12.02
Investment Operations:
Investment income—net[a]	.01	.09	.10	.13	.08	.09
Net realized and unrealized gain (loss) on investments	2.10	4.67	1.89	.80	.60	1.80
Total from Investment Operations	2.11	4.76	1.99	.93	.68	1.89
Distributions:
Dividends from investment income—net	-	(.10)	(.18)	(.18)	(.10)	(.11)
Dividends from net realized gain on investments	-	(.39)	(.16)	(.30)	(2.90)	(.54)
Total Distributions	-	(.49)	(.34)	(.48)	(3.00)	(.65)
Net asset value, end of period	19.42	17.31	13.04	11.39	10.94	13.26
Total Return (%)[b]	12.19[c]	37.09	17.40	8.66	5.05	16.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.99	1.02	1.04	1.11	1.26
Ratio of net expenses to average net assets	.95[d]	.95	.95	.95	.95	1.26
Ratio of net investment income to average net assets	.10[d]	.57	.80	1.11	.67	.76
Portfolio Turnover Rate	4.31[c]	30.42	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	47,305	43,901	31,351	24,150	20,812	19,810

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class C Shares	November 30, 2021	Year Ended May 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.51	10.99	9.60	9.26	11.64	10.63
Investment Operations:
Investment income (loss)—net[a]	(.05)	(.02)	.01	.04	(.01)	(.00)[b]
Net realized and unrealized gain (loss) on investments	1.76	3.93	1.58	.67	.53	1.58
Total from Investment Operations	1.71	3.91	1.59	.71	.52	1.58
Distributions:
Dividends from investment income—net	-	-	(.04)	(.07)	-	(.03)
Dividends from net realized gain on investments	-	(.39)	(.16)	(.30)	(2.90)	(.54)
Total Distributions	-	(.39)	(.20)	(.37)	(2.90)	(.57)
Net asset value, end of period	16.22	14.51	10.99	9.60	9.26	11.64
Total Return (%)[c]	11.79[d]	35.98	16.58	7.80	4.25	15.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80[e]	1.83	1.82	1.81	1.86	2.02
Ratio of net expenses to average net assets	1.70[e]	1.70	1.70	1.70	1.70	2.01
Ratio of net investment income (loss) to average net assets	(.66)[e]	(.16)	.07	.37	(.08)	(.01)
Portfolio Turnover Rate	4.31[d]	30.42	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	2,223	1,736	2,351	2,898	3,481	4,907

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	November 30, 2021	Year Ended May 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.80	13.38	11.68	11.22	13.53	12.25
Investment Operations:
Investment income—net[a]	.03	.13	.14	.16	.12	.14
Net realized and unrealized gain (loss) on investments	2.16	4.81	1.94	.80	.62	1.83
Total from Investment Operations	2.19	4.94	2.08	.96	.74	1.97
Distributions:
Dividends from investment income—net	-	(.13)	(.22)	(.20)	(.15)	(.15)
Dividends from net realized gain on investments	-	(.39)	(.16)	(.30)	(2.90)	(.54)
Total Distributions	-	(.52)	(.38)	(.50)	(3.05)	(.69)
Net asset value, end of period	19.99	17.80	13.38	11.68	11.22	13.53
Total Return (%)	12.30[b]	37.43	17.72	8.89	5.38	16.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70[c]	.72	.72	.74	.81	.95
Ratio of net expenses to average net assets	.70[c]	.70	.70	.70	.70	.93
Ratio of net investment income to average net assets	.35[c]	.81	1.04	1.36	.91	1.10
Portfolio Turnover Rate	4.31[b]	30.42	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	89,254	68,681	35,247	14,261	10,710	13,162

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	November 30, 2021	Year Ended May 31,
(Unaudited)		2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	17.89	13.45	11.66	11.20	13.52	12.70
Investment Operations:
Investment income—net[b]	.04	.07	.14	.16	.12	.10
Net realized and unrealized gain (loss) on investments	2.17	4.89	1.93	.80	.61	1.42
Total from Investment Operations	2.21	4.96	2.07	.96	.73	1.52
Distributions:
Dividends from investment income—net	-	(.13)	(.12)	(.20)	(.15)	(.16)
Dividends from net realized gain on investments	-	(.39)	(.16)	(.30)	(2.90)	(.54)
Total Distributions	-	(.52)	(.28)	(.50)	(3.05)	(.70)
Net asset value, end of period	20.10	17.89	13.45	11.66	11.20	13.52
Total Return (%)	12.35[c]	37.38	17.70	8.90	5.33	12.48[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[d]	.74	.71	.71	.77	.96[d]
Ratio of net expenses to average net assets	.67[d]	.70	.70	.70	.70	.94[d]
Ratio of net investment income to average net assets	.38[d]	.57	1.13	1.35	1.01	1.13[d]
Portfolio Turnover Rate	4.31[c]	30.42	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	31,510	27,882	205	317	256	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Z Shares	November 30, 2021	Year Ended May 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.86	13.43	11.68	11.21	13.53	12.25
Investment Operations:
Investment income—net[a]	.03	.12	.13	.15	.11	.13
Net realized and unrealized gain (loss) on investments	2.17	4.82	1.94	.81	.60	1.83
Total from Investment Operations	2.20	4.94	2.07	.96	.71	1.96
Distributions:
Dividends from investment income—net	-	(.12)	(.16)	(.19)	(.13)	(.14)
Dividends from net realized gain on investments	-	(.39)	(.16)	(.30)	(2.90)	(.54)
Total Distributions	-	(.51)	(.32)	(.49)	(3.03)	(.68)
Net asset value, end of period	20.06	17.86	13.43	11.68	11.21	13.53
Total Return (%)	12.32[b]	37.38	17.65	8.81	5.19	16.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[c]	.76	.79	.81	.87	1.03
Ratio of net expenses to average net assets	.73[c]	.75	.77	.78	.77	1.02
Ratio of net investment income to average net assets	.32[c]	.77	1.00	1.28	.85	.99
Portfolio Turnover Rate	4.31[b]	30.42	36.37	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	402,477	365,956	284,793	262,053	263,433	276,028

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Service Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	553,055,359	10,183,146	††	-	563,238,505
Investment Companies	10,026,188	-		-	10,026,188

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2021 was as follows: ordinary income $4,728,747 and long-term capital gains $8,669,576. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of ..60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended November 30, 2021, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2021 through September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $5,377 during the period ended November 30, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2021, the Distributor retained $1,238 from commissions earned on sales of the fund’s Class A shares and $15 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $7,295 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $58,922 and $2,432, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2021, Class Z shares were charged $88,918 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $41,686 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $5,626 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $7,077 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $288,720, Distribution Plan fees of $1,328, Shareholder Services Plan fees of $15,396, custodian fees of $3,464, Chief Compliance Officer fees of $5,897 and transfer agency fees of $17,024, which are offset against an expense reimbursement currently in effect in the amount of $1,778.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $30,949,803 and $23,208,281, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At November 30, 2021, accumulated net unrealized appreciation on investments was $246,820,421, consisting of $252,612,878 gross unrealized appreciation and $5,792,457 gross unrealized depreciation.

At November 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on August 3-4, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds selected by Broadridge as comparable to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund (“Performance Group 1”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended June 30, 2021; (2) at the request of the Adviser, the performance of the fund’s Class I shares with the performance of a second group of institutional large-cap core funds with an above average Morningstar ESG (environmental, social and governance) Sustainable Ranking selected by Broadridge (“Performance Group 2”), all for various periods ended June 30, 2021; and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (“Expense Group 1”) and the other identical to Performance Group 2 (“Expense Group 2”), and with a broader group of institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universe and the Expense Groups and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group 1, Performance Group 2 and Performance Universe medians for all periods, except the one-period when the total return performance was below the Performance Group 1 median and the one- and ten-year periods when the total return performance was below the Performance Group 2 median, ranking in the first or second quartile of Performance Group 1 and Performance Group 2 in most of the periods shown. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star overall rating from Morningstar and a five-star rating for the three-year period based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly above the Expense Group 1 and equal to the Expense Group 2 contractual management fee medians, the fund’s actual management fee was above the Expense Group 1 median, equal to the Expense Group 2 median and above the Expense Universe median actual management fee and the fund’s total expenses were below the Expense Groups 1 and 2 medians and equal to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance and determined to approve renewal of the Agreements.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the

Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2022 BNY Mellon Securities Corporation 0035SA1121

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By: /s/ David DiPetrillo

       David DiPetrillo

       President (Principal Executive Officer)

Date: January 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

       David DiPetrillo

       President (Principal Executive Officer)

Date: January 21, 2022

By: /s/ James Windels

       James Windels

       Treasurer (Principal Financial Officer)

Date: January 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)